SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 21, 2026
Date of Report
(Date of Earliest Event Reported)

Pinnacle Financial Partners, Inc.
(Exact Name of Registrant as Specified in its Charter)

Georgia	001-43038	39-3738880
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 Overton Park Drive, Atlanta, Georgia 30339
(Address of principal executive offices) (Zip Code)

(706) 641-6500
(Registrant’s telephone number, including area code)

__________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 Par Value	PNFP	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series A	PNFP - PrA	New York Stock Exchange
Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B	PNFP - PrB	New York Stock Exchange
Depositary Shares, each representing 1/40 interest in a Share of 6.75% Fixed-Rate Non-Cumulative Perpetual Preferred Stock Series C	PNFP - PrC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s 2026 Annual Meeting of Shareholders was held on May 21, 2026. The following is a summary of the proposals that were submitted to the shareholders for approval and a tabulation of the votes with respect to each proposal.

Proposal 1

The following 15 nominees named in the proxy statement for the Company’s 2026 Annual Meeting of Shareholders were elected by majority vote.

Nominee	Votes For	Vote Against	Abstentions
Tim E. Bentsen	115,128,096	2,098,158	1,080,969
Kevin S. Blair	116,739,049	508,511	1,059,663
Abney S. Boxley, III	109,741,991	7,645,498	919,734
Gregory L. Burns	113,761,650	3,462,756	1,082,817
Pedro Cherry	116,711,147	515,587	1,080,489
Thomas C. Farnsworth, III	109,663,022	7,574,094	1,070,107
David B. Ingram	116,253,087	1,134,217	919,919
John H. Irby	116,451,364	779,030	1,076,829
Decosta E. Jenkins	116,017,987	1,207,148	1,082,088
Robert A. McCabe, Jr.	115,459,010	1,939,475	908,738
Gregory Montana	116,484,674	743,268	1,079,281
Barry L. Storey	115,628,071	1,605,014	1,074,138
G. Kennedy Thompson	115,923,144	1,455,418	928,661
M. Terry Turner	114,875,020	2,527,026	905,177
Teresa White	116,363,961	1,028,711	914,551

There were 17,015,646 broker non-votes for each director on this proposal.

Proposal 2

The Pinnacle Financial Partners, Inc. 2026 Omnibus Plan was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
114,920,161	2,070,438	1,316,624	17,015,646

Proposal 3

An advisory vote on the compensation of the Company’s named executive officers as determined by the Compensation and Human Capital Committee was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
113,808,058	3,438,487	1,060,678	17,015,646

Proposal 4

An advisory vote on the frequency of approval of the compensation of the Company's named executive officers as determined by the Compensation Committee.

1 year	2 years	3 years	Abstentions	Broker Non-Votes
111,729,694	201,651	5,386,534	989,344	17,015,646

Proposal 5

The appointment of KPMG LLP as the Company’s independent auditor for the fiscal year ended December 31, 2026 was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
134,009,570	383,499	929,800	0

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Pinnacle Financial Partners, Inc. has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.

Date: May 22, 2026	By: /s/ Allan E. Kamensky
Name: Allan E. Kamensky
Title: Executive Vice President and Chief Legal Officer